UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $345.00 per share	RBOT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Reverse Stock Split

On June 10, 2024, Vicarious Surgical Inc. (the “Company”), held its 2024 annual meeting of stockholders (the “Annual Meeting”) and, at the Annual Meeting, the Company’s stockholders approved the grant of discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Company’s Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split of all of the issued and outstanding Class A common stock and Class B common stock at a ratio of not less than 1-for-5 and not more than 1-for-30 (the “Proposed Reverse Stock Split”), and to grant authorization to the Board to determine, in its sole discretion, the specific ratio at any whole number within such share range and the timing of the Proposed Reverse Stock Split becoming effective. The Board approved effecting the Proposed Reverse Stock Split, effective as of June 12, 2024, and fixed a ratio for the reverse stock split at 1-for-30. On June 12, 2024, the Company filed the amendment to the Certificate of Incorporation attached hereto as Exhibit 3.1 with the Secretary of State of the State of Delaware (the “Certificate of Amendment”). The Certificate of Amendment effected a reverse stock split of the Class A common stock and Class B common stock at a ratio of 1-for-30 (the “Reverse Stock Split”), which became effective as of 4:15 p.m., Eastern Time, on June 12, 2024 (the “Effective Date”).

Impact on Class A Common Stock and Class B Common Stock

As of the Effective Date, the Company had 156,762,690 shares of Class A common stock issued and outstanding, and 19,619,760 shares of Class B common stock issued and outstanding. As a result of the Reverse Stock Split, every 30 shares of the Company’s Class A common stock issued and outstanding was automatically combined into one share of Class A common stock and every 30 shares of the Company’s Class B common stock issued and outstanding was automatically combined into one share of Class B common stock. Immediately following the Reverse Stock Split, there were approximately 5,225,423 shares of Class A common stock issued and outstanding and approximately 653,992 shares of Class B common stock issued and outstanding. The total number of authorized shares of Class A common stock and Class B common stock remained the same following the Reverse Stock Split. The Reverse Stock Split did not change the par value of the Class A common stock or Class B common stock or modify any voting rights or other terms of the common stock. The Company’s Class A common stock opened for trading on the New York Stock Exchange on a post-split basis under the Company’s existing trading symbol, “RBOT,” on June 13, 2024, and the new CUSIP identifier for the Class A common stock following the Reverse Stock Split is 92561V208.

Impact on Warrants

As of the Effective Date, the Company had publicly issued warrants listed on the New York Stock Exchange to purchase a total of 17,248,601 shares of Class A common stock (the “public warrants”) and privately placed warrants to purchase a total of 10,400,000 shares of Class A common stock (the “private placement warrants” and, together with the public warrants, the “Warrants”), with each whole Warrant being exercisable to purchase one share of Class A common stock at $11.50 per share. After giving effect to the Reverse Stock Split, the Warrants will be exercisable for a total of approximately 921,620 shares of Class A common stock with an exercise price of $345.00 per share. The Company’s public warrants will continue to be traded under the symbol “RBOT WS” and the CUSIP identifier for the warrants will remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2024, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) that includes the following material changes:

●	The aggregate number of shares of the Company’s common stock that may be issued under the 2021 Plan is increased by 5,000,000 shares, subject to adjustment for certain changes in the Company’s capitalization. The increase was adjusted as a result of the Reverse Stock Split to 166,666 shares.

●	The aggregate maximum number of shares of the Company’s common stock that may be issued pursuant to the exercise of incentive stock options under the 2021 Plan is increased by 5,000,000 shares, subject to adjustment for certain changes in the Company’s capitalization. The increase was adjusted as a result of the Reverse Stock Split to 166,666 shares.

A detailed summary of the material features of the 2021 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2024 (the “Proxy Statement”). That summary and the foregoing description of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is set forth in Appendix A of the Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2024, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. At the Annual Meeting, there were an aggregate of 120,407,207 shares of Class A common stock and Class B common stock present or represented by proxy, which represented approximately 89.86% of the outstanding total voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of close of business on April 19, 2024 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to 20 votes for each share held as of the Record Date.

The following actions were taken at such meeting:

1. The following nominees were elected to serve on the Company’s Board until the Company’s 2025 annual meeting of stockholders, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam Sachs	444,820,546	752,746	47,609,355
Sammy Khalifa	444,826,567	746,725	47,609,355
Victoria Carr-Brendel	439,427,532	6,145,760	47,609,355
Ric Fulop	432,927,103	12,646,189	47,609,355
David Ho	434,766,287	10,807,005	47,609,355
Beverly Huss	439,426,920	6,146,372	47,609,355
Donald Tang	445,037,523	535,769	47,609,355

2. The amendment to the 2021 Plan was approved, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
443,072,603	2,330,928	169,761	47,609,355

3. An amendment to the Company’s Certificate of Incorporation to effect the Proposed Reverse Stock Split, and to grant authorization to the Board to determine, in its sole discretion, the specific ratio at any whole number within such share range and the timing of the Proposed Reverse Stock Split becoming effective or to abandon the Proposed Reverse Stock Split was approved, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
478,340,296	14,451,371	390,980	47,609,355

4. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
491,273,237	1,661,318	248,092	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on June 12, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/Adam Sachs
Name:	Adam Sachs
Title:	Chief Executive Officer

Date: June 14, 2024

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